- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of Earliest Event Reported): July 17, 1996

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                           Commission File Number: 0-23472

                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                  (Exact Name of Registrant as Specified in Charter)

              DELAWARE                                      93-1072052
    (State or Other Jurisdiction                         (I.R.S. Employer
         of Incorporation)                            Identification Number)

    8100 N.E. Parkway Drive, Suite 190, Vancouver, Washington     98662
    (Address of Principal Executive Offices)                    (Zip Code)

    Registrant's Telephone Number, including Area Code:         (360) 260-8130


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                                       FORM 8-K
                                        INDEX

Item     Description                                                       Page
- ----     -----------                                                       ----

1.       Changes in Control of Registrant.....................................3

2.       Acquisition or Disposition of Assets.................................3

3.       Bankruptcy or Receivership...........................................3

4.       Changes in Registrant's Certifying Accountant........................3

5.       Other Events.........................................................3

6.       Resignations of Registrant's Directors...............................3

7.       Financial Statements and Exhibits....................................3

         Signatures...........................................................4

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None

ITEM 5.  OTHER EVENTS

         On July 17, 1996, the Company announced that it would record a one-time charge in the second quarter of 1996 relating to a restructuring of its Hawaii operations. It also confirmed its previously disclosed intention to record a one-time charge relating to the termination of a proposed merger and further announced that it had successfully raised additional capital in the form of subordinated debt and common stock purchase warrants. A copy of the press release regarding these matters is attached as Exhibit A.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         NONE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS:


         Exhibit A    Press Release dated July 17, 1996

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                             PACIFIC REHABILITATION & SPORTS
                             MEDICINE, INC.

Date: July 17, 1996          By:  /s/ Bill Barancik
                                 ------------------------------------
                                 Bill Barancik
                                 President and Chief Executive Officer

                    PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                               FORM 8-K CURRENT REPORT
                                    EXHIBIT INDEX


Exhibit       Description
- -------       -----------

Exhibit A     Press Release dated July 17, 1996

                                      Exhibit A


                                    PRESS RELEASE



               PACIFIC REHAB ANNOUNCES RESTRUCTURE OF HAWAII OPERATIONS


    Vancouver, Washington (July 17, 1996) -- Pacific Rehabilitation & Sports Medicine, Inc. (Nasdaq:PRHB) today announced that, due to the recently completed closure of two clinics and related operations in Hawaii, the Company will record a one-time charge to expense, in an amount estimated to be approximately $3.5 million, in the second quarter of 1996. These actions were taken by the Company in response to reduced revenues in the Hawaii market resulting from legislation enacted in Hawaii in 1995. That legislation reduced reimbursement rates and led to a reduction in patient visits of approximately 50%. The charge includes costs to reduce the workforce and exit facilities, write down assets and an amount estimated to be approximately $2.9 million for a reduction in goodwill and other intangibles associated with the closure of the clinics and related operations. The $3.5 million pre-tax restructuring charge will have an after-tax impact of approximately $2.6 million or $.32 per share in the second quarter of 1996.

    Bill Barancik, the Company's President and Chief Executive Officer stated, "The effects from the 1995 legislation have been devastating and left us with no choice other than to close these clinics and related operations. The Company's operations in Hawaii have lost more than $300,000 during the first six months of 1996. The objective of this restructure in Hawaii, including a refocused marketing effort directed at the employer, managed care and insurance company level, is to eliminate the losses in Hawaii and bring these operations to a profit or break-even point in the first quarter of 1997. The Company is not able to predict whether, due to further legislative changes or other factors, additional actions will become necessary in Hawaii in the future, or if taken, what impact such actions will have on the Company's operations and financial results. However, our underlying objective will remain as stated previously."

    The charge related to Hawaii is in addition to the previously disclosed one-time charge of approximately $975,000 for expenses incurred in connection with the April 2, 1996 termination of the proposed merger with Horizon/CMS Healthcare Corporation. This pre-tax charge will have an after-tax impact of approximately $556,000 or $.07 per share in the second quarter of 1996.

    The Company also announced that it had successfully raised approximately $1.15 million in subordinated debt. This was accomplished through the private placement of subordinated promissory notes that include warrants to purchase in the aggregate up to

230,000 shares of the Company's common stock, in accordance with future exercise dates, at an exercise price of $5.00 per share. The Company is continuing to seek additional capital, including additional subordinated notes.

    Pacific Rehab provides outpatient physical therapy services at 70 outpatient rehabilitation clinics in Washington, Oregon, California, Hawaii, Nevada, Arizona, Texas, Mississippi, Florida, and Maryland.

Forward Looking Statements. The foregoing information contains certain forward-looking information about the Company, including that the actions taken by the Company in Hawaii will lead to improved results in the future. This information is based on management's estimates, assumptions and projections. Several factors could cause actual results to differ materially from these forward-looking statements, including the assumptions that the actions taken in Hawaii will reduce expenses, that the reorganized operations in Hawaii will generate sufficient revenues to warrant continued operations in that state, that the Company can operate these facilities in a profitable manner and that further legislation and regulations will not further adversely impact the Company's operations in Hawaii. Investors are directed to the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K (as amended) for the year ended December 31, 1995, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, the Company's Registration Statement on Form S-3 (Reg. No. 333-306), and the Company's Current Reports on form 8-K dated April 2, April 15, and July 1, 1996, all of which are available without charge from the Company, for a more complete description of the risks and uncertainties relating to the Company.